Exhibit 99.1

NOT FOR PUBLICATION, DISTRIBUTION OR RELEASE DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, IN OR INTO THE UNITED STATES, CANADA, AUSTRALIA, JAPAN OR THE REPUBLIC OF SOUTH AFRICA OR IN OR INTO ANY OTHER JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

THIS ANNOUNCEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION TO BUY SECURITIES IN ANY JURISDICTION, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, JAPAN OR THE REPUBLIC OF SOUTH AFRICA OR ANY OTHER JURISDICTION IN WHICH OFFERS OR SALES WOULD BE PROHIBITED BY APPLICABLE LAW. NEITHER THIS ANNOUNCEMENT NOR ANYTHING CONTAINED HEREIN SHALL FORM THE BASIS OF, OR BE RELIED UPON IN CONNECTION WITH, ANY OFFER OR COMMITMENT WHATSOEVER IN ANY SUCH JURISDICTION.

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION FOR THE PURPOSES OF THE MARKET ABUSE REGULATION (596/2014/EU) AS IT FORMS PART OF UK DOMESTIC LAW PURSUANT TO THE EUROPEAN UNION (WITHDRAWAL) ACT 2018 (“MAR”).

Renalytix Announces Financing with Expected Size of up to $4 Million

LONDON and SALT LAKE CITY, 8 April 2024 – Renalytix plc (NASDAQ: RNLX) (LSE: RENX) announces a registered direct offering of ordinary shares at a purchase price equivalent to $0.75 per NASDAQ ADS ($0.375 per common stock share) (£0.0025 each) (the “Ordinary Shares”) (the “Fundraise”) to DB Capital Partners Healthcare, L.P. (the “Purchaser”), a specialty healthcare institutional investor focused on innovative medical technology that fundamentally changes critical global diseases care. The Fundraise was conducted by way of a securities purchase agreement between the Purchaser and the Company which consists of an initial tranche of 2,666,667 Ordinary Shares initially for an amount of $1.0 million (the “Initial Tranche Shares”) with an optional subsequent tranche of Ordinary Shares at the option of the Purchaser. Both tranches are priced at $0.75 per NASDAQ ADS ($0.375 per Ordinary Share). The aggregate total amount for both tranches, if the option is fully exercised, is expected to be up to $4 million in total financing. The net proceeds of the Fundraise will be used to support commercial sales activity as the Company continues its Formal Sale Process, as previously announced.

Highlights

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The Fundraise comprises a $1 million registered direct offering of the Initial Tranche Shares at $0.75 NASDAQ ADS ($0.375 per Ordinary Share), and an optional subsequent tranche at the same purchase price, exercisable at the purchaser’s option until April 17, 2024.
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The sale and purchase of the Initial Tranche Shares and, if applicable, the Subsequent Tranche Shares (as defined below) shall complete no later than 11 April 2024 (“Initial Closing”) and 19 April 2024 (“Subsequent Closing”), respectively.
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The net proceeds of the Fundraise will be used to support commercial sales activity and provide enhanced optionality as the Company continues its ongoing Formal Sale Process, as previously announced.

Pursuant to the securities purchase agreement entered into between the Company and the Purchaser on 5 April 2024 (the “Securities Purchase Agreement”), the Purchaser may, upon notice to the Company to be given no later than 5:00 p.m. New York time on 17 April 2024 (the “Subsequent Tranche Notice”), subscribe for an optional subsequent tranche of Ordinary Shares (the “Subsequent Tranche Shares”). The Subsequent Tranche Shares shall not be more than such number of Ordinary Shares that the directors of the Company (the “Directors”) are authorised to allot and issue on a non-pre-emptive basis as of the date of the Subsequent Tranche Notice under the existing authorities granted at the Company’s Annual General Meeting held on 15 December 2023. Any additional funding to be raised from issuing and allotting Ordinary Shares or other securities above existing authorities available shall be subject to the Company securing further authorities to allot and issue on a non-pre-emptive basis through a general meeting.

The completion of the sale and purchase of the Initial Tranche Shares is expected take place no later than 11 April 2024, subject to customary closing conditions. Upon Initial Closing, the Purchaser will hold 2,666,667 Ordinary Shares which is expected to be approximately 2.18% of the Company’s then issued share capital without taking into account any Ordinary Shares which may be allotted and issued from the date hereof and until the First Closing.

The registered direct offering is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-274733) (including a prospectus) previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on 28 September 2023 and declared effective by the SEC on 6 October 2023. A prospectus supplement and the accompanying prospectus relating to and describing the terms of the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The International Securities Identification Number for the Ordinary Shares is GB00BYWL4Y04.

For further information, please contact:

Renalytix plc James McCullough, CEO	www.renalytix.com Via Walbrook PR

Stifel (Nominated Adviser to the Company) Nicholas Moore / Alex Price / Nick Harland / Samira Essebiya / Harry Billen	Tel: 02077107600

Investec Bank plc Gary Clarence / Shalin Bhamra	Tel: 020 7597 4000

Walbrook PR Limited Paul McManus / Alice Woodings / Charlotte Edgar	Tel: 020 7933 8780 or renalytix@walbrookpr.com Mob: 07980 541 893 / 07407 804 654 / 07884 664 686

CapComm Partners Peter DeNardo	Tel: 415-389-6400 or investors@renalytix.com

This announcement contains inside information as defined in Article 7 of MAR. Market soundings, as defined in MAR, were taken in respect of the proposed Fundraise with the result that certain persons became aware of this inside information, as permitted by MAR. Upon the publication of this announcement, this inside information is now considered to be in the public domain and therefore those persons that received inside information in the market sounding are no longer in possession of such inside information relating to the Company and its securities.

The person responsible for arranging for the release of this announcement on behalf of Renalytix is James McCullough, CEO.

About Renalytix

Renalytix (NASDAQ: RNLX) (LSE: RENX) is an in-vitro diagnostics and laboratory services company that is the global founder and leader in the new field of bioprognosis™ for kidney health. The leadership team, with a combined 200+ years of healthcare and in-vitro diagnostic experience, has designed its KidneyIntelX laboratory developed test to enable risk assessment for rapid progressive decline in kidney function in adult patients with T2D and early CKD

(stages 1-3). We believe that by understanding how disease will progress, patients and providers can take action early to improve outcomes and reduce overall health system costs. For more information, visit www.renalytix.com.

About DB Capital Partners Healthcare, L.P.

DB Capital Partners Healthcare L.P., invests in next generation healthcare technology firms. The private equity fund is focused on disruptive early-stage growth companies with differentiated and unique product offerings in areas with significant barriers to entry.

The Fund is managed by its founding Partners, Robert T. Dhamer and William J. Brennan.

For more information, visit www.dbchc.com.

FURTHER INFORMATION

Details of the Fundraise

In connection with this registered direct offering, the Company has entered into the Securities Purchase Agreement to raise gross proceeds of at least $1 million through the sale and issue of (i) 2,666,667 new Ordinary Shares at $0.375 per Ordinary Share and (ii) an optional tranche of Ordinary Shares at the option of the Purchaser. The optional tranche shares shall not be more than such number of Ordinary Shares that the directors of the Company are authorised to allot and issue on a non-pre-emptive basis as of the date of the Subsequent Tranche Notice under the existing authorities granted at the Company’s Annual General Meeting held on 15 December 2023. The Purchaser is a Delaware limited partnership created for the purpose of investment in the Company by less than thirty investors as limited partners of the Purchaser.

The price of $0.375 per Ordinary Share represents a premium of approximately 4.1 per cent. to the Company’s closing price as at 5 April 2024, being the last practicable date prior to this announcement (assuming an exchange rate of £1.00 = $1.2639).

The Initial Tranche Shares and, if applicable, the Subsequent Tranche Shares, when issued, will be credited as fully paid and will rank pari passu in all respects with the Company’s existing Ordinary Shares, including the right to receive all dividends and other distributions declared, made or paid on or in respect of such shares after the date of issue.

The Company shall procure that its nominated adviser submits to London Stock Exchange plc an application for admission of the Initial Tranche Shares and, if applicable, the Subsequent Tranche Shares to trading on AIM, a market operated by London Stock Exchange plc, with such admission to be effective as soon as reasonably practicable following the relevant closing.

The registered direct offering is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-274733) (including a prospectus) previously filed with the SEC on 28 September 2023 and declared effective by the SEC on 6 October 2023. A prospectus supplement and the accompanying prospectus relating to and describing the terms of the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov.

Total Voting Rights

Upon allotment and issue of the Initial Tranche Shares, the total issued share capital of the Company is expected to be 122,582,854 Ordinary Shares. The figure of 122,582,854 may be used by shareholders as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company, under the Financial Conduct Authority’s Disclosure and Transparency Rules.

Important information

This announcement is not intended to, and does not, constitute or form part of any offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this announcement or otherwise.

The distribution of this announcement in jurisdictions outside the United Kingdom may be restricted by law and therefore persons into whose possession this announcement comes should inform themselves about, and observe, such restrictions. Any failure to comply with the restrictions may constitute a violation of the securities law of any such jurisdictions.

Disclosure requirements of the Takeover Code

Under Rule 8.3(a) of the City Code on Takeovers and Mergers (“Takeover Code”), any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Forward Looking Statements

Statements contained in this announcement regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Examples of these forward-looking statements include statements concerning: the expected closing of the Fundraise discussed in this announcement, the anticipated timing of the admission of the Initial Tranche Shares and, if applicable, the Subsequent Tranche Shares, the expected use of proceeds of the Fundraise. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “seeks,” and similar expressions are intended to identify forward-looking statements. We may not actually achieve the plans and objectives disclosed in the forward-looking statements, and you should not place undue reliance on our forward-looking statements. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. These risks and uncertainties include, among others: the uncertainties related to market conditions; the completion of the Fundraise on the anticipated terms or at all; that kidneyintelX.dkd and KidneyIntelX are based on novel artificial intelligence technologies that are rapidly evolving and potential acceptance, utility and clinical practice remains uncertain; we have only recently commercially launched KidneyIntelX; and risks relating to the impact on our business of the COVID-19 pandemic or similar public health crises. These and other risks are described more fully in our filings with the SEC, including our most recent Quarterly Report on Form 10-Q and the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC on 28 September 2023, and other filings we make with the SEC from time to time. All information in this announcement is as of the date of the release, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.